Supplement dated January 19, 2010 to the Prospectus dated October 15, 2009 for the
Pacific Destinations variable annuity contract issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus dated October 15, 2009, as supplemented.

The Prospectus is supplemented as follows:

All references to the American Funds® Asset Allocation portfolio of the Pacific Select Fund are deleted.

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